Van Kampen Corporate Bond Fund
                          Item 77(O) 10F-3 Transactions
                         March 1, 2006 - August 31, 2006



Securi  Purch   Size   Offeri  Total   Amount    % of    % of
  ty     ase/    of      ng    Amount    of     Offeri  Funds   Broker  Purcha
Purcha  Trade  Offeri  Price     of    Shares     ng    Total     s       sed
  sed    Date    ng      of   Offerin  Purcha   Purcha  Assets           From
                       Shares    g       sed      sed
                                         By       By
                                        Fund     Fund
Hewlet  5/23/    -     $100.0 $1,000,  1,625,    0.16%  0.22%   Credit  Credit
  t-      06             0    000,000    000                    Suisse  Suisse
Packar                                                            ,
 d Co                                                           Merril
 5.34%                                                            l
  due                                                           Lynch
5/22/2                                                          & Co.,
  009                                                           Morgan
                                                                Stanle
                                                                  y,
                                                                Barcla
                                                                  ys
                                                                Capita
                                                                l, RBS
                                                                Greenw
                                                                 ich
                                                                Capita
                                                                  l,
                                                                Goldma
                                                                  n,
                                                                Sachs
                                                                & Co.,
                                                                Scotia
                                                                Capita
                                                                  l,
                                                                HSBC,
                                                                Wells
                                                                Fargo
                                                                Securi
                                                                 ties

                                                                Deutsc
                                                                  he
Harrah  6/2/0    -     $99.14 $750,00  2,045,    0.27%  0.28%    Bank   Deutsc
  's      6                    0,000     000                    Securi    he
Operat                                                          ties,    Bank
  ing                                                           JPMorg
 6.50%                                                           an,
  due                                                           Wells
6/1/20                                                          Fargo
  16                                                            Securi
                                                                ties,
                                                                 Banc
                                                                  of
                                                                Americ
                                                                  a
                                                                Securi
                                                                 ties
                                                                 LLC,
                                                                 RBS
                                                                Greenw
                                                                 ich
                                                                Capita
                                                                  l,
                                                                Commer
                                                                zbank
                                                                Corpor
                                                                ates &
                                                                Market
                                                                  s,
                                                                Citigr
                                                                 oup,
                                                                Daiwa
                                                                Securi
                                                                 ties
                                                                Americ
                                                                a Inc,
                                                                Scotia
                                                                Capita
                                                                l, BNP
                                                                PARIBA
                                                                  S,
                                                                Barcla
                                                                  ys
                                                                Capita
                                                                  l,
                                                                Piper
                                                                Jaffra
                                                                  y,
                                                                Wachov
                                                                  ia
                                                                Securi
                                                                ties,
                                                                Lazard
                                                                Capita
                                                                  l
                                                                Market
                                                                s, HVB
                                                                Capita
                                                                  l
                                                                Market
                                                                  s,
                                                                SunTru
                                                                  st
                                                                Robins
                                                                  on
                                                                Humphr
                                                                 ey,
                                                                Goldma
                                                                  n,
                                                                Sachs
                                                                & Co.,
                                                                Bear,
                                                                Stearn
                                                                 s &
                                                                 Co.
                                                                Inc.,
                                                                Morgan
                                                                Stanle
                                                                  y,
                                                                Ramire
                                                                 z &
                                                                 Co.,
                                                                 Inc.

                                                                 ABN
                                                                 AMRO
  SLM   7/11/    -     $100.0 $2,000,  1,000,    0.05%  0.14%   Incorp    BNP
Corpor    06             0    000,000    000                    orated  Pariba
 ation                                                          , BNP      s
 Note                                                           Pariba
5.6669                                                            s,
   %                                                            Goldma
7/26/2                                                            n,
  010                                                           Sachs
                                                                & Co.,
                                                                Merril
                                                                  l
                                                                Lynch
                                                                & Co.,
                                                                 Banc
                                                                  of
                                                                Americ
                                                                  a
                                                                Securi
                                                                 ties
                                                                 LLC,
                                                                Citigr
                                                                 oup,
                                                                HSBC,
                                                                Morgan
                                                                Stanle
                                                                  y,
                                                                Barcla
                                                                  ys
                                                                Capita
                                                                  l,
                                                                Credit
                                                                Suisse
                                                                  ,
                                                                Lehman
                                                                Brothe
                                                                 rs,
                                                                Wachov
                                                                  ia
                                                                Securi
                                                                 ties
                                                                Lehman
                                                                Brothe
  CVS   8/10/    -     $99.82 $1,500,  1,335,    0.09%  0.18%    rs,    Lehman
Corpor    06                  000,000    000                     Banc   Brothe
 ation                                                            of      rs
Senior                                                          Americ
 Note                                                             a
 5.75%                                                          Securi
8/15/0                                                           ties
   6                                                             LLC,
                                                                 BNY
                                                                Capita
                                                                  l
                                                                Market
                                                                  s,
                                                                Inc.,
                                                                Wachov
                                                                  ia
                                                                Securi
                                                                ties,B
                                                                 B&T
                                                                Capita
                                                                  l
                                                                Market
                                                                  s,
                                                                JPMorg
                                                                 an,
                                                                Morgan
                                                                Stanle
                                                                  y,
                                                                DAIWA
                                                                Securi
                                                                 ties
                                                                 SMBC
                                                                Europe
                                                                  ,
                                                                Piper
                                                                Jaffra
                                                                  y,
                                                                HSBC,
                                                                Wells
                                                                Fargo
                                                                Securi
                                                                 ties